Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: December 30, 2016

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid December 30, 2016, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0255	23%	$0.0442	13%
Net Realized ST Cap Gains	$0.0000	0%	$0.0027	1%
Net Realized LT Cap Gains	$0.0870	77%	$0.2906	86%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.3375	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through November 30, 2016(2)	4.07%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2016	7.78%
Cumulative total return at NAV for the fiscal year, through November 30, 2016(3)	-8.01%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2016(1)	1.94%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$90,057,130, of which $93,032,242 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)   The Fund’s current fiscal year began on October 1, 2016.

(2)   Inception date was July 29, 2014, which is the date of the initial public offering.

(3)   Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through November 30, 2016.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02HPMA     002CSN75F3

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: January 31, 2017

Distribution Amount Per Common Share:                                                                $0.1125

The following table sets forth the estimated amounts of the current distribution, paid January 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0041	4%	$0.0483	11%
Net Realized ST Cap Gains	$0.0000	0%	$0.0027	1%
Net Realized LT Cap Gains	$0.1084	96%	$0.3990	88%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.4500	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through December 31, 2016(2)	3.96%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2016	7.83%
Cumulative total return at NAV for the fiscal year, through December 31, 2016 (3)	-7.93%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2016(1)	2.61%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$87,544,978, of which $86,933,688 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through December 31, 2016.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02IBWA     002CSN77A8

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: February 28, 2017

Distribution Amount Per Common Share:                                                                $0.1125

The following table sets forth the estimated amounts of the current distribution, paid February 28, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0034	3%	$0.0517	9%
Net Realized ST Cap Gains	$0.0000	0%	$0.0027	1%
Net Realized LT Cap Gains	$0.1091	97%	$0.5081	90%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.5625	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through January 31, 2017(2)	6.30%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2017	7.43%
Cumulative total return at NAV for the fiscal year, through January 31, 2017 (3)	-2.31%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2017(1)	3.09%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$10,910,604, of which $27,559,729 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through January 31, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02J9RA     002CSN7A5B

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: March 31, 2017

Distribution Amount Per Common Share:                                                                $0.1125

The following table sets forth the estimated amounts of the current distribution, paid March 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0348	31%	$0.0865	13%
Net Realized ST Cap Gains	$0.0000	0%	$0.0027	0%
Net Realized LT Cap Gains	$0.0777	69%	$0.5858	87%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.6750	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through February 28, 2017(2)	8.55%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2017	7.05%
Cumulative total return at NAV for the fiscal year, through February 28, 2017 (3)	3.61%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2017(1)	3.52%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$10,689,129, of which $29,270,649 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through February 28, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02KM2A     002CSN7CAE

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: April 28, 2017

Distribution Amount Per Common Share:                                                                $0.1125

The following table sets forth the estimated amounts of the current distribution, paid April 28, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.0865	11%
Net Realized ST Cap Gains	$0.0052	5%	$0.0079	1%
Net Realized LT Cap Gains	$0.1073	95%	$0.6931	88%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.7875	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through March 31, 2017(2)	7.96%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2017	7.15%
Cumulative total return at NAV for the fiscal year, through March 31, 2017 (3)	2.81%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2017(1)	4.17%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$2,064,541, of which $23,874,672 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2016.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through March 31, 2017.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02LS4A      002CSN7EA6

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:   May 31, 2017

Distribution Amount Per Common Share:            $0.1125

The following table sets forth the estimated amounts of the current distribution, paid May 31, 2017, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, return of capital or other capital source. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date(1)	Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0076	7%	$0.0941	10%
Net Realized ST Cap Gains	$0.0164	14%	$0.0243	3%
Net Realized LT Cap Gains	$0.0885	79%	$0.7816	87%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.9000	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through April 30, 2017(2)	8.15%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2017	7.11%
Cumulative total return at NAV for the fiscal year, through April 30, 2017(3)	3.96%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2017(1)	4.74%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$1,112,001, of which $24,907,665 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)  The Fund’s current fiscal year began on October 1, 2016.

(2)  Inception date was July 29, 2014, which is the date of the initial public offering.

(3)  Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2016 through April 30, 2017.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

02MKJB       002CSN7FF2